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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 6, 2002


                          LONDON PACIFIC GROUP LIMITED
             (Exact Name of Registrant as Specified in Its Articles)


JERSEY (CHANNEL ISLANDS) U.K.           0-21874                NOT APPLICABLE
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


                                  MINDEN HOUSE
                                 6 MINDEN PLACE
                                   ST. HELIER
                                 JERSEY JE2 4WQ
                                 CHANNEL ISLANDS
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                               011 44 (1534) 60770
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         London Pacific Life & Annuity Company ("LPLA") was placed in rehabilitation on August 6, 2002, with the consent of London Pacific Group Limited (the "Company") and unanimous approval of LPLA's Board of Directors.

         The Superior Court of Wake County, North Carolina confirmed the Order of Rehabilitation and Preliminary Injunction for LPLA on August 6, 2002 and appointed James E. Long, in his capacity as Commissioner of Insurance for the State of North Carolina, and his successors in office, as the rehabilitator ("Rehabilitator") for LPLA. The Rehabilitator is authorized to take possession of all of LPLA's assets and properties, and continue to operate their businesses and manage their properties as deemed appropriate, pursuant to the provisions of
Article 30 of Chapter 58 of the North Carolina General Statutes.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 7, 2002
                                        LONDON PACIFIC GROUP LIMITED
                                                (Registrant)

                                        By: /s/ Ian K. Whitehead
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                                            Ian K. Whitehead
                                            Chief Financial Officer














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